                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                                     -----------

                                      FORM 8-A

                 FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR (g) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                              NEWGEN RESULTS CORPORATION
                -----------------------------------------------------
                (Exact name of registrant as specified in its charter)


               DELAWARE                                  33-0604378
----------------------------------------    ------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)

12680 HIGH BLUFF DRIVE, SUITE 300,
            SAN DIEGO, CA                                  92130
----------------------------------------    ------------------------------------
(Address of principal executive offices)                 (zip code)


 If  this form relates to the            If   this   form   relates   to   the
 registration of a class of securities   registration  of a class of securities
 pursuant  to Section 12(b) of the       pursuant  to  Section  12(g)  of  the
 Exchange Act and is effective upon Exchange Act and is effective pursuant filing pursuant to General Instruction to General Instruction A.(d), check
 A.(c), check the following box.  / /    the following box.  /X/

Securities Act registration statement file number to which this form
relates:     333-62703
             ---------
          (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class to                    Name of Each Exchange on Which
        be so Registered                       Each Class is to be Registered

              NONE
-----------------------------------          -----------------------------------


Securities to be registered pursuant to Section 12(g) of the Act:

                            COMMON STOCK, $0.001 PAR VALUE
        ----------------------------------------------------------------------
                                   (Title of class)

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

Incorporated by reference to the section entitled "Description of Capital Stock" on page 55 of the preliminary prospectus contained in Registrant's Registration Statement on Form S-1 filed with the Commission on September 2, 1998
(No. 333-62703), as amended.

ITEM 2.   EXHIBITS.


     Exhibit
     Number    Description
     -------   -----------
     1.        Specimen Common Stock Certificate.(1)

     2.        Registrant's Certificate of Incorporation.(2)

     3.        Registrant's Amended and Restated Bylaws.(2)

     4.        Registrant's Restated Certificate of Incorporation.(2)


     ---------------------
     (1) To be filed as an Exhibit to Amendment No. 1 to the Registration Statement and incorporated herein by reference.

     (2) Filed with the Securities and Exchange Commission as an exhibit to Registrant's Form S-1 Registration Statement, No. 333-62703, as amended, and incorporated herein by reference.

                                      SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   NEWGEN RESULTS CORPORATION
                                        (Registrant)




Date:     September 2, 1998        By:  /s/ Samuel Simkin
                                        ----------------------------------------
                                        Samuel Simkin
                                        Senior Vice President, Chief Financial
                                        Officer and Secretary